MUTUAL NON-DISCLOSURE AGREEMENT

In Belgrade, 23 rd June 2009

Between

GAMESA EOLICA S.L. Unipersonal, with legal address in Avenida de la Innovacion, 9-11, Ciudad de la Innovacion, 31621 Sarriguren (Navarra), Spain, and with tax-identification number B-31907330, represented by Tanguy Labbe with Identity Card Number X 2609674W acting in his capacity as authorized signatory granted through a public deed before the Notary Public from Bilbao Mr. Jose Antonio Gonzalez Ortiz on 12th September 2008, number 2068 of his Protocol (hereinafter "GAMESA").

and

Notos d.o.o., with legal address in Vojvode Dobrnjca 46, 11000 Beograd, Srbija; duly registered into the Companies House of The Serbian Business Register Agency (under registered number 20428139, registration date: 5th June 2008), volume (NA), page (NA), sheet (NA) provided with Tax Identity Number (105627942). Mr.Miodrag Andric, provided with Identity Card no 1912968710373, acts on behalf of the Company by virtue of Public Deed granted before the Notary Public in Belgrade, 3rd municipal court, on 1st July 2008, number 4989/08 of his Protocol. (Hereinafter Notos d.o.o.).

In connection with Bela Anta WF and Belo Blato WF (hereinafter, the "Project"), GAMESA and Notos d.o.o. will exchange certain information on a confidential basis.

The party disclosing information is hereinafter referred to as the "Disclosing Party" and the party receiving the information is hereinafter referred to as the "Receiving Party".

BY VIRTUE OF THE ABOVE, THE PARTIES HEREBY AGREE AS FOLLOWS:

     1.  As used herein, "Confidential Information" means any information disclosed by the Disclosing Party to the Receiving Party, whether orally or in writing, or to which the Receiving Party has access in the course of any visit to the Disclosing Party's.

2. The Receiving Party agrees:

a) to receive, treat and keep such Information received from the Disclosing Party in confidence;

b) to refrain from using it directly or indirectly otherwise than for the development of the Project in favour of the Disclosing Party;

c) to limit the disclosure of such Information to trusted personnel in its organisation who, having a need to know said Information, will be obliged to maintain such Information confidential;

d) not to disclose such Information to any other person, organisation or entity without the written consent of the Disclosing Party.

3. The obligations imposed upon the Receiving Party by this Agreement shall not apply to any portion of said Information which:

a) is known by the Receiving Party prior to its receipt from the Disclosing Party and is documented in records made by the Receiving Party prior to such disclosure;

b) is now, or subsequently becomes, generally available to the public by publication or otherwise through no act or failure to act on the part of the Receiving Party.

The Receiving Party has the burden of proving any of the above exceptions.

     4.  The Confidential Information shall remain the sole property of the Disclosing Party. The Receiving Party shall not either directly or indirectly assume any ownership or property right or interest to the Information or any derivative thereof.

     5.  Although the Receiving Party acknowledges and accepts that the value of the Confidential Information to the Disclosing Party is unique and substantial, the parties agree that, in the event of an actual or threatened violation of this Agreement, the Disclosing Party will be entitled to the enforcement of this Agreement by injunctive relief, specific performance or other equitable relief. Furthermore, the infringement of the confidentiality undertaking assumed by the Receiving Party under this Agreement shall entitle the Disclosing Party to compensation for the damages and losses incurred.

6. All information furnished by the Disclosing Party shall be immediately returned upon its written request.

7. The terms and conditions of this Agreement may not be modified or waived except in writing by authorised representatives of each of the Parties.

8. This Agreement shall be effective as of the date of signature by the last-to-sign of the Parties hereto and shall remain in force for five years.

     9.  The present Agreement is governed by Spanish law. The Parties agree to amicably resolve all discrepancies relating to the application or interpretation of this Agreement. If these discrepancies cannot be amicably resolved, the dispute shall be submitted for binding arbitration in law by the Chamber of Commerce in accordance with its rules and statute. All arbitration proceedings shall be held in the city of Madrid, Spain, in the English language.

Gamesa Eo1ica S.L. Unipersonal By: /s/ __________________ Date Signed: _____________	Notos d.o.o. /s/ Dusan Opacic By: Dusan Opacic / Title: Development Project Manager Date signed: 23/06/2009

/s/ Miodrag Andric By: Miodrag Andric / Title: CEO Date signed: 23/06/2009